UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007

Chicago Mercantile Exchange Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement

On May 11, 2007, CBOT Holdings, Inc. (“CBOT Holdings”), the Board of Trade of the City of Chicago, Inc., a Delaware corporation and a subsidiary of CBOT Holdings (“CBOT”), and Chicago Mercantile Exchange Holdings Inc., a Delaware corporation (“CME Holdings”), entered into Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger, dated as of October 17, 2006 and amended as of December 20, 2006, by and among CBOT Holdings, CBOT and CME Holdings (the “Merger Agreement”).

Pursuant to the Amendment, at the effective time of the merger, for each share of CBOT Holdings Class A common stock owned, CBOT Holdings Class A stockholders will be entitled to receive 0.3500 shares of CME Holdings Class A common stock. The Amendment also provides for, among other things, an increase in the Termination Fee, as defined in the Merger Agreement, to $288 million. The Amendment also provides that, following completion of the merger, CME Group will commence a cash tender offer for up to $3.5 billion in common stock of the combined company at a fixed price of $560 per share.

The foregoing summary of the Amendment, and the transactions contemplated thereby, does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 2.1, and the full text of the Merger Agreement, which was filed as Exhibit 2.1 to CME Holdings’ Current Report on Form 8-K, filed on October 19, 2006.

Item 8.01	Other Events

On May 11, 2007, CME Holdings and CBOT Holdings issued a joint press release announcing the amendment of the Merger Agreement.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of May 11, 2007, among Chicago Mercantile Exchange Holdings Inc., CBOT Holdings, Inc. and Board of Trade of the City of Chicago, Inc.

99.1	Press Release issued jointly by Chicago Mercantile Exchange Holdings Inc. and CBOT Holdings, Inc., issued May 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chicago Mercantile Exchange Holdings Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin
Managing Director, General Counsel and Corporate Secretary

Dated: May 11, 2007

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of May 11, 2007, among Chicago Mercantile Exchange Holdings Inc., CBOT Holdings, Inc. and Board of Trade of the City of Chicago, Inc.

99.1	Press Release issued jointly by Chicago Mercantile Exchange Holdings Inc. and CBOT Holdings, Inc., issued May 11, 2007.